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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY




         MASTER INDEMNITY AGREEMENT dated the 14th day of February, 2003 and entered into by

                             NORTEL NETWORKS LIMITED

                                (the "Principal")

                                       and

                            EXPORT DEVELOPMENT CANADA

                                     ("EDC")

         WHEREAS the Principal has entered into a master facility agreement dated the 14th day of February, 2003 with EDC (the "Facility Agreement") pursuant to which EDC has agreed to provide certain types of support to the Principal under the Small Bonds Facility, the Receivables Bonding Facility and the General Support Facility through the issuance of guarantee bonds and other instruments so as to enable the Principal, or other affiliated entities designated by the Principal, to obtain assistance from financial institutions;

         NOW THEREFORE in consideration of the premises, the agreement of EDC under the Facility Agreement to provide support to the Principal and other good and valuable consideration, receipt of which the Principal hereby acknowledges, the Principal covenants and agrees with EDC as follows:


1.       DEFINITIONS

         Capitalized words and phrases used in this Indemnity Agreement shall have the meaning attributed to them herein or where they are not specifically defined herein shall have the same meaning as given to them in the Facility Agreement.

         In this Indemnity Agreement the plural includes the singular and vice versa.

         References to any agreement or other instrument are deemed to include such agreement or other instrument as it may be modified, amended, supplemented or restated in accordance with its terms.

         "BENEFICIARY" means any Person with whom EDC has entered into an EDC Support Agreement in order to provide Support;

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         "BUSINESS DAY" means any day excluding Saturday, Sunday and any other day which is a legal holiday in Ottawa, Canada;

         "EDC SUPPORT AGREEMENT" AND "EDC SUPPORT AGREEMENTS" means any agreements entered into by EDC that provide Support on behalf of the Principal or any of its affiliates pursuant to the Small Bonds Facility, the Receivables Bonding Facility or the General Support Facility but does not include any reinsurance agreements that EDC may enter into in order to reinsure itself with respect to any of the risks assumed by EDC under any EDC Support Agreements;

         "INDEMNITY AGREEMENT" means this Master Indemnity Agreement dated the 14th day of February, 2003;

         "LIBOR" means the rate per annum (calculated on the basis of a 360-day year) for one month deposits of CDN$, Euro, Sterling or US$, as the case may be, appearing on the Telerate Page 3750 at approximately 11:00 a.m., London time, on the day that is two (2) London banking days preceding the first day of the period for which interest must be determined, or if such page is not available, on a similar quote from a comparable source.


2.       LIABILITY OF THE PRINCIPAL

         (a) In consideration of the Support to be provided by EDC under the Small Bonds Facility pursuant to the Facility Agreement, the Principal hereby unconditionally and irrevocably agrees to indemnify EDC, against all claims and demands made against EDC under or with respect to the EDC Support Agreements executed with respect to the Small Bonds Facility, including any amount that EDC pays under such EDC Support Agreements, and against all costs (including the costs of enforcing the indemnity under this Section 2(a)), expenses and damages incurred by EDC, directly or indirectly, and arising or resulting from such claims or demands. The Principal also agrees, as part of its indemnification obligations under this Section 2(a), to pay interest to EDC at Libor plus such margin per annum as is separately agreed in writing by EDC and the Principal on any amount for which indemnification is to be provided under this
                  Section 2(a) (including the said costs and expenses), such interest to accrue from the date of demand by EDC to the date of payment both before and after demand and judgment.

         (b) In consideration of the Support to be provided by EDC under the Receivables Bonding Facility and the General Support Facility pursuant to the Facility Agreement, the Principal hereby unconditionally and irrevocably agrees to indemnify EDC against all claims and demands made against EDC under or with respect to the EDC Support Agreements executed with respect to the Receivables Bonding Facility or the General Support Facility, as applicable, including any amount that EDC pays under such EDC Support Agreements or any unpaid


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                  amount owed to EDC as a result of the exercise by EDC of any put or similar right in respect of any such EDC Support Agreements, and against all costs (including the costs of enforcing the indemnity under this Section 2(b)), expenses and damages incurred by EDC, directly or indirectly, and arising or resulting from such claims or demands. The Principal also agrees, as part of its indemnification obligations under this
                  Section 2(b), to pay interest to EDC at Libor plus such margin per annum as is separately agreed in writing by EDC and the Principal on any amount for which indemnification is to be provided under this Section 2(b) (including the said costs and expenses), such interest to accrue from the date of demand by EDC to the date of payment both before and after demand and judgment.

         (c) Payments due to EDC hereunder shall be made to EDC in the currency in which the relevant payment or payments under the EDC Support Agreements for which indemnification is being sought under Section 2(a) or Section 2(b), as applicable, were made by EDC and, in the case of costs and expenses, in the currency in which such costs and expenses were incurred.

         (d) The Principal agrees that its liability hereunder shall not be varied or discharged by reason of the EDC Support Agreements or any of them, or any related document, being or becoming, in whole or in part, illegal, unenforceable, void or discharged, or by reason of any negligence on the part of EDC except to the extent that such negligence constitutes gross negligence or wilful misconduct in which case the liability of the Principal hereunder shall be varied or discharged, but only to the extent that such gross negligence or wilful misconduct:
                  (i) was the direct and primary cause of a claim or demand being made against EDC under an EDC Support Agreement; or (ii) increased the liability of the Principal hereunder. The Principal's liability hereunder shall not otherwise be varied, discharged or released except by full payment to EDC of all amounts payable to EDC hereunder. Without limiting the foregoing, the Principal's liability hereunder shall continue with respect to and include any amounts that EDC may be required to pay pursuant to the terms of an EDC Support Agreement that deem such EDC Support Agreement to continue to be effective or to be reinstated after the date on which EDC's liability under such EDC Support Agreement would otherwise have expired.

         (e) Any computation of interest hereunder shall take into account the actual number of days occurring in the period for which interest is payable and on the basis of a 360-day year. For the purposes of the Interest Act (Canada), (i) the interest rate payable, expressed as an annual rate, shall be equivalent to the applicable rate based on a year of 360 days, multiplied by the actual number of days in the calendar year in which the period for which such interest is payable (or compounded) ends, and divided by 360, (ii) the principle of deemed reinvestments of interest does not apply to any such interest calculation and (iii)


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                  the rate of interest specified in this Indemnity Agreement is intended to be a nominal rate and not an effective rate or yield.


3.       EDC MAY ACT IN ITS DISCRETION

         (a)      The Principal absolutely and irrevocably authorizes EDC to:
                  (i) pay immediately at EDC's absolute and sole discretion, in whole or in part, any amounts which, in EDC's reasonable opinion, are required to be paid pursuant to the requirements of any EDC Support Agreement; and (ii) enter into any agreement with a Beneficiary for the purpose of discharging, in whole or in part, EDC's obligations under an EDC Support Agreement. EDC will give written notice to the Principal no less than one (1) Business Day prior to making any payment under an EDC Support Agreement or entering into any such agreement with a Beneficiary.

         (b) The Principal waives any requirement that EDC make demand upon, or seek to enforce remedies against, any Person before making demand for payment hereunder, or seeking to enforce any of its rights hereunder, or enforcing any security therefor, and EDC shall not be bound to exhaust its recourse against any Person or any collateral it may hold (or that may be held on its behalf), before demanding or being entitled to a payment hereunder.

         (c) EDC will not enter into, or consent to any amendments to the provisions of, or issue any substitute for, or renew, any EDC Support Agreement without the prior written consent of the Principal provided that in no event shall any failure of EDC to obtain such consent release the Principal from any liability or obligations hereunder except to the extent that such failure may result in the Principal incurring a liability hereunder that it would not otherwise have incurred or incurring a greater liability hereunder than it would otherwise have incurred.


4.       UNDERTAKINGS OF THE PRINCIPAL

         (a) Without prejudice to the Principal's rights under Section 2(d) hereof and to the fullest extent permitted by law, the Principal hereby waives any right of counterclaim, right of set-off or deduction and the benefit of all privileges and defences which now or hereafter may be available to the Principal, including the benefit of discussion and division, and the Principal waives diligence, presentment, demand, protest and notice of every kind except as specifically required hereunder or under any other Facility Document.

         (b) If requested by EDC, the Principal will assign to EDC, by instruments satisfactory to EDC and to the extent that the Principal is not legally or contractually prohibited from doing so, any rights that the Principal may have against any party


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                  to recover any sums demanded and paid under an EDC Support
                  Agreement until all such sums owed to EDC by the Principal under this Indemnity Agreement with respect to such EDC Support Agreement have been paid to EDC in full.

         (c) The Principal agrees that its obligations under this Indemnity Agreement (other than those under Section 2(b)) shall constitute part of the Designated Contingent Obligations and Designated Bank Debt for the purposes of the Security Documents and that the EDC Support Agreements executed with respect to the Small Bond Facility constitute part of the EDC Facility as defined in the Security Agreements. The Principal further agrees that it will designate all such obligations as Secured Obligations (for purposes of the U.S. Security Agreement) and as Secured Obligations and Guaranteed Obligations (for purposes of the Canadian Security Agreement) and therefore as Designated Contingent Obligations and Designated Bank Debt for the purposes of the Security Documents.

         (d) The Principal agrees that its obligations under this Indemnity Agreement (other than those under Section 2(a)) shall constitute part of the Designated Contingent Obligations and Designated Bank Debt for the purposes of the Security Documents and that the EDC Support Agreements executed with respect to the Receivables Bonding Facility or the General Support Facility, as applicable, constitute part of the EDC Facility as defined in the Security Agreements. The Principal further agrees that it will designate all such obligations as Secured Obligations (for purposes of the U.S. Security Agreement) and as Secured Obligations and Guaranteed Obligations (for purposes of the Canadian Security Agreement) and therefore as Designated Contingent Obligations and Designated Bank Debt for the purposes of the Security Documents.

         (e) Unless all sums owed by the Principal to EDC under this Indemnity Agreement with respect to a particular EDC Support Agreement have been paid in full, the Principal agrees that
                  (i) its right to receive payments or distributions of any kind shall be, and it shall cause any such rights of its affiliates to be, subordinate to the rights of EDC and (ii) it shall, and it shall cause its affiliates to, hold in trust for, and pay over to, EDC any payments or distributions of any kind received by the Principal or any such affiliate, in each case, in respect of any claim that the Principal or any such affiliate may make as a creditor in the bankruptcy or liquidation of the Person whose non-payment or whose call on an instrument that was, in either case, covered by the terms of such EDC Support Agreement resulted in a payment by EDC under such EDC Support Agreement and further resulted in such sums being owed to EDC hereunder.


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5.       REPRESENTATIONS OF THE PRINCIPAL

         The Principal represents and warrants to EDC that it is duly incorporated and validly subsisting under the laws of its place of incorporation and that this Indemnity Agreement has been duly authorized, executed and delivered by it and is valid and binding on it.


6.       APPLICATION OF RECOVERIES

         Any sums recovered in respect of a payment made pursuant to an EDC Support Agreement shall be first applied to the costs and expenses incurred by EDC to effect such recovery and then retained by EDC to the extent that any monies are due to EDC from the Principal pursuant to this Indemnity Agreement, provided that any monies remaining thereafter shall, subject to applicable law, be paid to the Principal.


7.       RIGHTS UNIMPAIRED

         EDC's rights and remedies under this Indemnity Agreement are cumulative and are in addition to, and not in substitution for, any rights or remedies provided by law, in equity or otherwise and any waiver by EDC of the strict observance or performance of, or compliance with, any term of this Indemnity Agreement shall not be deemed to be a waiver of any other term or of any subsequent default or breach.


8.       TERMINATION OR SUSPENSION OF EDC SUPPORT AGREEMENTS

         EDC will not exercise any rights that it may have under any EDC Support Agreement to notify the Beneficiary thereof that such EDC Support Agreement has been terminated or suspended unless: (i) an Event of Default or a Specified Event of Default has occurred; or (ii) any call has been made on any Instrument issued on behalf of the Principal or any Subsidiary, whether or not such Instrument is subject to the Facility Agreement, which, together with any other calls for performance on any such Instruments after the date of the Facility Agreement, aggregates in excess of US $100,000,000; or (iii) the debt rating by Moody's or S&P with respect to senior secured long-term debt of the Principal shall have ceased to exist or shall have been downgraded to less than "B3" by Moody's or to less than "B minus" by S&P; and in each and every such case, the Principal acknowledges that EDC shall be entitled to exercise any such rights. EDC agrees to provide written notice to the Principal contemporaneously with any written notice provided to any Beneficiary under this Section 8; provided that failure to give any such notice to the Principal shall not affect EDC's ability to terminate or suspend any such EDC Support Agreement in the circumstances described in this Section 8.


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9.       GOVERNING LAW

         This Indemnity Agreement shall be deemed to be made under and shall be governed by and be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.


10.      NOTICE

         Any demand or notice to be given hereunder shall be given in writing to the other party and shall be sent by facsimile or prepaid registered mail and shall be deemed to have been received, if sent by facsimile, on the day following the transmission thereof and if sent by prepaid registered mail on the fifth (5) day after mailing, excluding Saturdays, Sundays and those statutory holidays upon which the offices of the addressee are normally closed for business. The addresses and facsimile numbers of the parties for the purposes of giving notice hereunder are as follows, or as may be notified in writing to the other party:


         for EDC:

         Export Development Canada
         151 O'Connor Street
         Ottawa, Ontario
         Canada  K1A 1K3

         Facsimile:  (613) 598-6858


         for the Principal:

         Nortel Networks Limited
         8200 Dixie Road, Suite 100
         Brampton, Ontario
         Canada  L6T 5P6
         Attention:  Assistant Treasurer
         Facsimile:  (905) 863-8563


11.      SUCCESSORS AND ASSIGNS

         This Indemnity Agreement is binding upon the Principal and its successors and permitted assigns and shall enure to the benefit of EDC and its successors and assigns.


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12.      COUNTERPARTS

         This Indemnity Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.


         IN WITNESS WHEREOF, the Principal and EDC have duly executed and delivered this Indemnity Agreement as of the date first above written.



                     NORTEL NETWORKS LIMITED


                     Per:         /s/ KATHARINE B. STEVENSON
                               -------------------------------------------------
                     Name:     Katharine B. Stevenson
                     Title:    Treasurer


                     Per:         /s/ GORDON A. DAVIES
                               -------------------------------------------------
                     Name:     Gordon A. Davies
                     Title:    Assistant Secretary



                     EXPORT DEVELOPMENT CANADA


                     Per:         /s/ STEPHEN DAVIES
                               -------------------------------------------------
                     Name:     Stephen Davies
                     Title:    Financial Services Manager,
                               Telecom Team


                     Per:         /s/ YVES L'HEUREUX
                               -------------------------------------------------
                     Name:     Yves L'Heureux
                     Title:    Senior Financial Services Manager,
                               Telecom Team


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